Investor Presentation

Tom Stallings, Chief Executive Officer Glen Shipley, Chief Financial Officer

June 29, 2011

Safe Harbor

Statements included that are not historical facts (including any statements concerning plans and objectives of management for future operations or economic performance, or assumptions or forecasts related thereto), are forward-looking statements. These statements can be identified by the use of forward-looking terminology including “forecast,” “may,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “continue” or other similar words. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other “forward-looking” information. We and our representatives may from time to time make other oral or written statements that are also forward-looking statements. These forward-looking statements are made based upon management’s current plans, expectations, estimates, assumptions and beliefs concerning future events impacting us and therefore involve a number of risks and uncertainties. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. Because these forward-looking statements involve risks and uncertainties, actual results could differ materially from those expressed or implied by these forward-looking statements for a number of important reasons. EasyLink Services International Corporation expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise. Except for the historical information and discussion contained herein, statements contained in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those indicated by such forward-looking statements. These and other risk factors are set forth under the caption "Risk Factors" in the Company's Annual Report on Form 10-K, the Company's quarterly reports on Form 10-Q and the Company's other filings with the Securities and Exchange Commission. These filings are available on a website maintained by the Securities and Exchange Commission at www.sec.gov.

Safe Harbor:

Agenda

Overview EasyLink Services International Corporation The Opportunity Delivering Enterprise Communications Applications Over the Cloud Solutions, Customers, and Growth Strategy Team Financials Summary Questions and Answers

Agenda:

EasyLink Services

Overview:

A leading provider of communications applications that enable enterprises of all sizes to communicate easily, securely and profitably

Investor Snapshot

Overview (continued):

Exchange: NASDAQ Capital Markets Ticker: ESIC Headquarters: Atlanta, GA International Headquarters: London and Tokyo Employees: 543 Shares Outstanding: 31.7M Market Cap1: $165M Enterprise Value2: $251M

Investor Snapshot as of June 24, 2011 1 Market Cap is calculated using shares outstanding 2 Enterprise Value = Market Cap as stated above + Total Debt - Total Cash & Short Term Investments as of May 30, 2011

Rich history of moving complex business applications to the cloud Highly-profitable “Application-as-a-Service” business model built on cloud delivered services including Electronic Fax, Multimodal Electronic Notification and Supply-chain Messaging 97%+ recurring revenue Number 1 global market position in enterprise fax Established worldwide footprint Managing over 5 million transactions a day Strong business momentum $47.8 million in record Q3 revenues $31.4 million in record Q3 gross profit $12.1 million in Q3 adjusted EBITDA

EasyLink Services

Overview (continued):

Cloud Delivered Applications

AaaS

Enterprise Cloud-based AaaS = High Growth Market

The total market for enterprise cloud-based services will grow from $12.1 billion in 2010 to $35.6 billion in 2015 Spending on enterprise communications applications is expected to grow to $17.7 billion in 2015 We believe that our addressable market is over $1 billion in size and growing 50% of the $400M annual fax server market will shift to the cloud by 2014

Opportunity:

Source: Davidson Consulting, Gartner Group, Analysis Mason, 2010

Enterprise cloud-based service revenue - North America

EasyLink Sells Applications & Services…

EDI VAN Services

EDI Managed Services

Managed File Transfer

Web EDI

Desktop Messaging

Notifications

Production Messaging

Workflow Services

Solutions:

Send and receive faxes at the desktop

Deliver as fax, EDI, e-mail and secure e-mail – no middleware

Convert faxes into text data to be used in clients’ systems with rules-based routing

Messaging across multiple modes - SMS, voice, e-mail, and fax

Communications with trading partners around the globe

Outsourced EDI services tailored to fit client’s budget

100% outsourced solution for large file transfers

Trade with non-EDI companies using a web browser

On-Demand Messaging

Supply Chain Messaging

Business Integration Network

EDI VAN Services

EDI Managed Services

Managed File Transfer

Web EDI

Desktop Messaging

Notifica-tions

Production Messaging

Document Capture & Manage-ment

9

…Delivered Over the “Business Integration Network”

Solutions (continued):

Business Integration Network (BIN) Delivers over cloud Offers leading redundancy Scales on-demand Handles complex integrations Accessed globally Provides security 100% outsourced Monitored 24/7/365

Global Blue Chip Customer Base

30,000 enterprise customer accounts Serving 65 of Fortune 100 with a presence in 95 countries 1.8 billion transactions annually Multi-year contracts

Customers:

Diverse Revenue Generation

Customers (continued):

Industry

Competitive Differentiators

100% outsourced and managed risk Global scale and leadership Broader portfolio of applications Complex integration experience Low total cost of ownership

Customers (continued):

Organic Growth and Through M&A

Organic Growth Enterprise Fax is growing double digits Capture new enterprise accounts transitioning to the cloud Cross-sell broader portfolio of applications into existing 30,000 customer accounts maximizing the number of services per customer Expand global sales and marketing investments to address adjacent market areas Usage volumes indicate stability and growth in key business lines M&A Add additional applications to sell over the business integration network Acquire new revenues and customer accounts Extend global reach

Growth Strategy:

Proven Ability to Drive EBITDA Through M&A

Six acquisitions in six years Strong integration track record with focus on driving synergies Acquired Xpedite in late 2010 Significant financial contribution on an annualized run rate $111+ million revenue $27+ million adjusted EBITDA Accretive to basic earnings per share $0.35-$0.40 More diverse industry base Expanded application portfolio Increased geographic, customer and integration scale More viable partnership network

Growth Strategy (continued):

Strong, Experienced Leadership Team

Team:

*Includes experience at newly acquired Xpedite

Financial Overview

Financial Overview:

Glen Shipley, Chief Financial Officer

Financial Overview

Fiscal Year: August 1 – July 31 Results reflect approximately 6 1/4 months of contribution from the October 2010 Xpedite acquisition Synergies from the transaction are taking effect Record revenues forecasted Record cash flow from operations and gross profit Entering phase II of integration Data center consolidations Office and geographical consolidations

Financial Overview (continued):

Financials Q3 Highlights

Financial Overview (continued):

For Period Ended April 30

*Please see GAAP to non-GAAP reconciliation at on slide 24 and 25

Balance Sheet Highlights

Financial Overview (continued):

*Reflects approximately 6 1/4 months of contribution from the Xpedite acquisition

Cash Available to Pay Down Debt

Financial Overview (continued):

For illustrative purposes only

As debt is paid down, significant value transfers to EasyLink’s equity holders

Guidance for Fiscal Year Ending July 31, 2011

Revenue of $163-$165 million Adjusted EBITDA of $39-$41 million Non-GAAP Adjusted Basic EPS of approximately $0.66-$0.69 Exit fiscal 2011 at an annual adjusted EBITDA run rate of $45 million+

Financial Overview (continued):

*Reflects approximately 6 1/4 months of contribution from the Xpedite acquisition

Summary

Our success is based on a cloud computing business model which includes 97%+ recurring revenue and fixed-cost leverage We have a large, diverse customer base with a global footprint and top market position We have an excellent track record of generating significant cash flow for which we believe is the underlying value of any company

Summary:

Questions and Answers

Questions and Answers:

EBITDA Reconciliation (refer to slide 18)

Financial Appendix:

in thousands

Non-GAAP Basic Income Per Common Share Reconciliation (refer to slide 18)

Financial Appendix: